Exhibit 10.2

securities purchase AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), between Digipath, Inc., a Nevada corporation (the “Company”), and the investor identified on the signature page to this Agreement (the “Investor”), is made and entered into as of the date of the Company’s signature hereto.

RECITALS

A.       Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company proposes to issue and sell shares of the Company’s Series B Preferred Stock (“Preferred Stock”) initially convertible into twenty five (25) shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price per share of Preferred Stock of $1.00 (the “Offering Price”) to one or more potential investors, including the Investor.

B.       The shares of Preferred Stock (the “Shares”) have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of the Series B Preferred Stock (the “Certificate of Designation”) in the form attached hereto as Exhibit A.

C.       The Company desires to sell to the Investor, and the Investor desires to buy from the Company, in the Offering the number of Shares set forth on the signature page of this Agreement upon the terms and conditions and subject to the provisions hereinafter set forth.

Agreement

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company, and the Company agrees to sell and issue to the Investor, the Shares, in the manner set forth in Section 2 hereof, at the Offering Price and for the aggregate consideration set forth on the signature page of this Agreement (the “Purchase Price”).

2.       Closing of Purchase and Sale of Shares. The closing of the transactions contemplated hereby (the “Closing”) shall take place at such time and on such date as is determined by the Company as soon as practicable following satisfaction of the closing conditions set forth in Section 6. Contemporaneously with the execution and delivery of this Agreement, the Investor shall deliver to the Company the Purchase Price by (a) check made payable to “Digipath, Inc.” or (b) wire transfer of immediately available funds (net of wire transfer fees) in accordance with the Company’s wire instructions.

Promptly after the Closing, the Company will deliver to the Investor a certificate representing the shares of Preferred Stock purchased by the Investor hereunder. Notwithstanding that the offer and sale of the Shares pursuant to this Agreement is part of the larger Offering, the obligations of the Company and the Investor hereunder are independent of, and not subject to the terms and conditions of, any other agreement between the Company and any other investor in the Offering, and the Closing may occur separate and apart from, and irrespective of, the closing, if any, of any other purchase and sale of Shares in the Offering.

3.       Representations and Warranties of the Company. In order to induce the Investor to enter into this Agreement and consummate the transactions contemplated hereby, the Company represents and warrants to the Investor as follows:

3.1       Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise) or prospects of the Company (a “Material Adverse Effect”). The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to carry on its business as now conducted.

3.2       Authorization. The Shares being purchased by the Investor hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company’s capital stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Shares, and the reservation of the shares of Common Stock issuable upon exercise and conversion of the Shares (the “Conversion Shares”) has been taken or will be taken prior to the issuance of such Conversion Shares. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Shares, when issued in compliance with the provisions of this Agreement and the Certificate of Designation, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

3.3       Enforceability. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement, upon its execution by the Investor and the Company, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.4       No Violations. The execution, delivery, and performance of this Agreement by the Company do not and will not violate or conflict with any provision of the articles of incorporation as amended and in effect on the date hereof (the “Articles of Incorporation”) and bylaws as amended and in effect on the date hereof (the “Bylaws”) of the Company, and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof. The Company is not otherwise in violation of its Articles of Incorporation, Bylaws or other organizational documents, nor is the Company, to its knowledge, in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

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3.5       SEC Documents. The Company has made available to Investor true and complete copies of all reports or registration statements the Company has filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 (“Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), for all periods ending on or subsequent to September 30, 2020, all in the form so filed (collectively the “SEC Documents”). To the Company’s knowledge, the Company has filed all documents that the Company was required to file under the Exchange Act subsequent to September 30, 2020. To the Company’s knowledge, as of their respective filing dates, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of the SEC Documents filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. To the Company’s knowledge, none of the SEC Documents filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such SEC Documents became effective under the Securities Act.

3.6       Financial Statements. To the Company’s knowledge, the Company’s financial statements, including the notes thereto, included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied (except as may be indicated in the notes thereto) and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments).

Except as expressly set forth in this Section 3, the Company makes no representation or warranty, express or implied, in respect of any of the Company’s assets, liabilities or operations, or otherwise, and any such other representations or warranties, including, without limitation, any representations, warranties or disclosures made in any presentation or marketing materials made available by the Company, if any, are hereby expressly disclaimed.

4.       Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement and consummate the transactions contemplated hereby, the Investor represents and warrants to the Company as follows:

4.1       Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

4.2       Enforceability. The execution, delivery, and performance by the Investor of this Agreement have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

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4.3       No Violations. The execution, delivery, and performance by the Investor of this Agreement do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

4.4       Knowledge of Investment and its Risks. The Investor has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor’s investment in the Shares. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose the Investor’s entire investment in the Company. Other than as expressly set forth in Section 3, the Investor is not relying on any representation, warranty or disclosure of the Company, express or implied, in respect of any of the Company’s assets, liabilities or operations, or otherwise, including, without limitation, any representation, warranty or disclosure made in any presentation or marketing materials made available by the Company, if any.

4.5       No Public Market. The Investor understands and acknowledges that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

4.6       Investment Intent. The Shares are being acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares (or any of the Conversion Shares), and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares (or any of the Conversion Shares) within the meaning of and in violation of the Securities Act. Further, the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares or Conversion Shares. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.7       Investor Status. The Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

4.8       No Registration. The Investor understands that the Investor may be required to bear the economic risk of the Investor’s investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable state securities laws (“State Acts”) in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares (including the Conversion Shares) must be held by him, her or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) the Company is under no obligation to register any of the Shares or Conversion Shares on the Investor’s behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

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4.9       Transfer Restrictions. The Investor will not transfer any of the Shares or Conversion Shares unless such transfer is registered or exempt from registration under the Securities Act and applicable State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the Company shall have no obligation to honor transfers of any of the Shares or Conversion Shares in violation of such transfer restrictions, (ii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers and (iii) the certificate and other documents evidencing the Shares and the Conversions Securities will bear a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.       Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement are several and not joint with the obligations of any other purchaser of Shares, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Shares under any other agreement executed in connection with the Offering. The decision of the Investor to purchase Shares pursuant to this Agreement has been made by the Investor independently of any other purchaser of Shares in the Offering. Nothing contained herein or in any other agreement executed in connection with the Offering, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares in the Offering are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by any other agreement executed in connection with the Offering. The Investor acknowledges that no other purchaser of Shares in the Offering has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Shares in the Offering will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other purchaser of Shares to be joined as an additional party in any proceeding for such purpose.

6.       Conditions Precedent.

6.1       Conditions to the Obligation of the Investor to Consummate the Closing. The obligation of the Investor to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

(a)       The representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date of the Closing (the “Closing Date”) with the same force and effect as though made on and as of the Closing Date.

(b)       The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Nevada.

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(c)       The Company shall have performed all obligations and conditions required to be performed or observed by the Company under this Agreement on or prior to the Closing Date.

6.2       Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to the Investor the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

(a)       The representations and warranties of the Investor contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

(b)       The Investor shall have performed all obligations and conditions required to be performed or observed by the Investor under this Agreement on or prior to the Closing Date.

7.       Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares.

8.       Entire Agreement; No Oral Modification. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

9.       Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.       Counterparts. This Agreement may be executed in any number of counterparts (including via facsimile or digital image format), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

11.       Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Nevada (without giving effect to conflicts of laws principles), both substantive and remedial.

12.       Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the non-prevailing party shall pay upon demand reasonable attorneys’ fees in addition to any other remedy.

13.       Notices. All communication hereunder shall be in writing and, if sent to the Investor shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to the Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 6450 Cameron Street, Suite 113, Las Vegas, NV 89118, Attention: A. Stone Douglass.

14.       Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the dates set forth on the signature pages hereto.

COMPANY:

DIGIPATH, INC.,
a Nevada corporation

By:
Name:	A. Stone Douglass
Title:	Chief Financial Officer

Date:

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INVESTOR SIGNATURE PAGE TO

DIGIPATH, INC.

SUBSCRIPTION AGREEMENT

If an individual:

(Signature)

(Type or print name as it should appear on certificate)
Social Security Number:_____________________________________________________________________________
Date:_____________________

Address:

Telephone:	(___)
Facsimile:	(___)

E-mail:___________________________________________________________________________________________

If a corporation, partnership, LLC, trust or other entity:

(Type or print name as it should appear on certificate)

Signature:
Name:
(Type or print name)
Title:

Tax Identification Number: ___________________________________________________________________________
Date:_____________________

Address:

Telephone:	(___)
Facsimile:	(___)

E-mail:___________________________________________________________________________________________

	X	$1.00	$
Number of Shares		Offering Price	Purchase Price

Exhibit A

Certificate of Designation of the Series B Preferred Stock

(Attached)